                                                                    Exhibit 99.2
                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  THIRD QUARTER
                                      2003

    NET PRODUCT SALES DETAIL

                                                     3Q '03 vs. 3Q '02
                            ----------------------------------------------------------------------
                             TOTAL      TOTAL        U.S.          U.S.       FOREIGN      FOREIGN
PRODUCT                     % CHG        $          % CHG           $          % CHG          $
-------                     -----        ----       -----          ----        -----        ------
AGGRASTAT                    -3%          26        -43%            7          34%          18
ARCOXIA                        *          19          --           --            *          19
CANCIDAS                       *          77           *           48            *          29
COZAAR / HYZAAR              13%         622          3%          229          21%         393
CRIXIVAN/STOCRIN             -2%          64        -20%           15           6%          49
EMEND                          *           4           *            4            *           0
FOSAMAX                      52%         687         55%          411          48%         276
INVANZ                         *          11           *            9            *           3
MAXALT                       32%         101         31%           75          38%          27
PRIMAXIN                     15%         171         32%           58           7%         112
PRINIVIL / PRINZIDE         -65%          26        -76%           13         -25%          12
PROPECIA                     10%          59          9%           27          11%          32
PROSCAR                     -18%         126        -45%           47          16%          80
SINGULAIR                    80%         616         98%          473          39%         143
TIMOPTIC/TIMOPTIC XE         -6%          39         18%            5          -8%          34
TRUSOPT/COSOPT               13%         120         13%           50          13%          70
VASOTEC / VASERETIC          -1%         186         64%           (2)         -3%         188
VIOXX                       -32%         510        -52%          258          21%         252
ZOCOR                        -2%       1,405         15%          994         -29%         411
HEPATITIS VACCINES            6%          71         16%           62         -34%           9
VIRAL VACCINES               11%         160          8%          149          87%          10
OTHER VACCINES                5%          81         -1%           66          46%          15

* > 100%

N/M - Not Meaningful

TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                         3Q '03        % CHG.        VOL         PX          FX
TOTAL PHARMACEUTICAL SALES               5,762           6%           3           1           2
                                         -----          --           --          --          --

        U.S.                             3,514           7%           5           2           0
        Foreign                          2,248           6%           1          -1           6


                                                                    Exhibit 99.2
                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                            NINE MONTHS YEAR TO DATE
                                      2003

NET PRODUCT SALES DETAIL

                                                            SEPTEMBER YTD '03 vs. SEPTEMBER YTD '02
                                       -----------------------------------------------------------------------------------
                                       TOTAL           TOTAL            U.S.          U.S.         FOREIGN         FOREIGN
          PRODUCT                      % CHG              $            % CHG           $            % CHG              $
          -------                      -----              -            -----           -            -----              -
AGGRASTAT                                -5%              74            -52%          17              33%              58
ARCOXIA                                    *              46               -           -                *              46
CANCIDAS                                   *             185               *         110                *              75
COZAAR / HYZAAR                          20%           1,796              6%         662              30%           1,133
CRIXIVAN/STOCRIN                          6%             229              3%          78               7%             151
EMEND                                      *              19               *          19                *               0
FOSAMAX                                  31%           2,026             16%       1,239              63%             788
INVANZ                                     *              26               *          20                *               5
MAXALT                                   15%             230              8%         159              35%              71
PRIMAXIN                                 17%             480             32%         153              11%             327
PRINIVIL / PRINZIDE                     -78%             100            -86%          57             -17%              43
PROPECIA                                 14%             175             17%          84              12%              91
PROSCAR                                  14%             438              7%         196              20%             242
SINGULAIR                                53%           1,502             55%       1,071              48%             431
TIMOPTIC/TIMOPTIC XE                     -6%             117            -37%          12               0%             105
TRUSOPT/COSOPT                           13%             348              9%         145              17%             202
VASOTEC / VASERETIC                      -4%             554               *        (10)              -2%             565
VIOXX                                   -14%           1,818            -28%       1,099              22%             719
ZOCOR                                     2%           3,798             12%       2,381             -12%           1,416
HEPATITIS VACCINES                       10%             188             10%         159              13%              29
VIRAL VACCINES                           -4%             411             -7%         383                *              28
OTHER VACCINES                           14%             189             10%         151              32%              38

* > 100%

N/M - Not Meaningful

TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                           YTD '03       % CHG.     VOL           PX         FX
    TOTAL PHARMACEUTICAL SALES              16,859        10%         5           1           4
                                            ------        ---        --          --          --
        U.S.                                10,170         7%         4           3           0
        Foreign                              6,689        14%         5          -1          10

                                                                    Exhibit 99.2
                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  THIRD QUARTER
                                      2003

OTHER (INCOME)/EXPENSE, NET

                                             3Q '03         3Q '02       YTD 2003      YTD 2002
                                             ------         ------       --------      --------
      INTEREST INCOME                        $(66.9)      $(106.5)      $(236.5)      $(307.8)
      INTEREST EXPENSE                         81.1          99.9         270.9         292.5
      EXCHANGE (GAINS)/LOSSES                  (1.7)          8.3         (25.1)         10.9
      MINORITY INTERESTS                       39.1          59.1         131.5         169.7
      AMORTIZATION OF INTANGIBLES              36.1          29.9         104.3          89.8
      Other, net                              (38.9)        (43.9)       (270.2)       (123.1)
                                             ------        ------        ------        ------
      TOTAL                                  $ 48.8        $ 46.8        $(25.1)       $132.0


JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a "NET" basis.

              MERIAL                                              3Q '03            3Q '02          YTD 2003          YTD 2002
                                                                  ------            ------          --------          --------
              IVOMEC, HEARTGARD, other avermectins                $   141           $   129          $   352           $   349
              FRONTLINE                                               183               147              485               409
              Biologicals                                             106                91              306               274
              Other Animal Health                                      55                43              152               135
              Poultry Genetics                                         38                38              113               117
                                                                  -------           -------          -------           -------
              TOTAL MERIAL SALES                                  $   523           $   448          $ 1,408           $ 1,284

              AVENTIS PASTEUR-MSD                                  3Q '03            3Q '02         YTD 2003          YTD 2002
                                                                   ------            ------         --------          --------
              HEPATITIS VACCINES                                  $    18           $    19          $    55           $    49
              VIRAL VACCINES                                           16                10               40                26
              Other Vaccines                                          200               177              404               327
                                                                  -------           -------          -------           -------
              TOTAL AP-MSD SALES                                  $   234           $   206          $   499           $   402


              MERCK / SCHERING-PLOUGH COLLABORATION                3Q '03            3Q '02         YTD 2003          YTD 2002
                                                                   ------            ------         --------          --------
              Zetia (Worldwide)                                   $   136            $    -          $   305            $    -
              TOTAL                                               $   136            $    -          $   305            $    -